                                                                    EXHIBIT 99.2

                               JOINT FILER INFORMATION

Item                               Information

Name:                              Wells Fargo Municipal Capital Strategies, LLC

Address:                           375 Park Avenue
                                   New York, New York 10152

Date of Event Requiring            October 19, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or          Nuveen AMT-Free Quality Municipal Income
Trading Symbol:                    Fund (NEA)

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC

                                     By:    /s/ Adam Joseph
                                        ----------------------------------
                                     Name:  Adam Joseph
                                     Title: President
                                     Date:  March 13, 2018

Item                               Information

Name:                              Wells Fargo Bank, National Association

Address:                           101 North Phillips Avenue
                                   Sioux Falls, SD 57104

Date of Event Requiring            October 19, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or          Nuveen AMT-Free Quality Municipal Income
Trading Symbol:                    Fund (NEA)

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                     By:    /s/ Adam Joseph
                                        ----------------------------------
                                     Name:  Adam Joseph
                                     Title: Managing Director
                                     Date:  March 13, 2018